LOANS	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
LOANS	LOANS
The Company’s consumer loans are made to individuals in relatively small amounts for relatively short periods of time. First and second mortgage loans on real estate are made in larger amounts and for longer periods of time. The Company also purchases sales finance contracts from various dealers. All loans and sales contracts are held for investment.
Loan Renewals:
Loan renewals are accounted for in accordance with the applicable guidance in ASC Topic 310-20 Nonrefundable Fees and Other Costs. Loan renewals are a product the Company offers to existing customers that allows them to borrow additional funds from the Company. In evaluating a loan for renewal, in addition to our standard underwriting requirements, we may take into consideration the customer’s prior payment performance with us, which we believe to be an indicator of the customer’s future credit performance. If the terms of the new loan resulting from a loan renewal (other than a troubled debt restructuring) are at least as favorable to us as the terms for comparable loans to other customers with similar collection risks who are not renewing a loan, the renewal is accounted for as a new loan. The criteria is met if the new loan's effective yield is at least equal to the effective yield for such comparable loans and the modification of the original loan is more than minor. A modification of a loan is more than minor if the present value of the cash flows under the terms of the renewal is at least 10 percent different from the present value of the remaining cash flows under the terms of the original loan. Accordingly, when a renewal is generated, the original loan(s) are extinguished along with the associated unearned finance charges and a new loan is originated. Substantially all renewals include a non-cash component that represents the exchange of the original principal balance for the new principal balance and a cash component for the net proceeds distributed to the customer for the additional amount borrowed. The cash component is presented as outflows from investing activities and the non-cash component is presented as a non-cash investing activity.
Cash, unearned finance charges, origination fees, discounts, premiums, deferred fees, and, in the instance of a loan renewal, the net payoff of the of the renewed loan are included in the loan origination amount. The cash component of the loan origination is included in the Statement of Cash Flows in the Cash Flows from Investing Activities as Loans Originated or Purchased.
Reconciliation of Gross Loans Originated / Acquired to Loans Originated or Purchased in Consolidated Statements of Cash Flows (Gross):

	2022	2021	2020

Loans Originated/acquired per Business Section:	$1,157,814	$1,152,021	$1,000,600
Non-Cash Reconciling items:
Other Consumer (Live Check and Premier) Renewed Loans Payoff	313,843	332,292	280,199
Other non-cash activity: unearned finance charges, origination fees, discounts, premiums, and deferred fees	241,179	231,093	203,423
Loans originated or purchased per Consolidated Statements of Cash Flows:	$602,792	$588,636	$516,978
Contractual Maturities of Loans:
An estimate of contractual maturities stated as a percentage of the Gross Loan balances based upon an analysis of the Company's portfolio as of December 31, 2022 is as follows:

Due In Calendar Year	Direct Cash Loans	Real Estate Loans	Sales Finance Contracts
2023	61.1%	11.4%	27.7%
2024	30.3	11.2	26.9
2025	6.5	11.3	22.3
2026	1.7	10.4	15.8
2027	0.4	9.6	6.7
2028 & beyond	0.1	46.1	0.5
	100.0%	100.0%	100.0%
Historically, a majority of the Company's loans have been renewed many months prior to their final contractual maturity dates, and the Company expects this trend to continue in the future. Accordingly, the above contractual maturities should not be regarded as a forecast of future cash collections.
Allowance for Credit Losses:
The allowance for credit losses is based on Management's evaluation of the inherent risks and changes in the composition of the Company's loan portfolio. Management estimates and evaluates the allowance for credit losses utilizing an open pool loss rate method on collectively evaluated loans with similar risk characteristics in segments, whereby a historical loss rate is calculated and applied to the balance of loans outstanding in the portfolio at each reporting date. This historical loss rate then may be adjusted by macroeconomic forecast and other qualitative factors, as appropriate, to fully reflect the Company’s expected losses in its loan portfolio. The Company’s allowance for credit losses recorded in the balance sheet reflects Management’s best estimate of expected credit losses.
The Company calculates an expected credit loss by utilizing a snapshot of each specific loan segment at a point in history and tracing that segment’s performance until charge-offs were substantially exhausted for that particular segment. Charge-offs in subsequent periods are aggregated to derive an unadjusted lifetime historical charge-off rate by segment. The receivables balance at the balance sheet date is reviewed and adjustments to the allowance for credit losses are made if Management determines the receivables balance warrants an adjustment. The Company performs a correlation analysis between macroeconomic factors and prior charge-offs for the following macroeconomic factors: Annual Unemployment Rates, Real Gross Domestic Product, Consumer Price Index (CPI), and US National Home Price Index (HPI). To evaluate the overall adequacy of the Company’s allowance for credit losses, Management considers the level of loan receivables, historical loss trends, loan delinquency trends, bankruptcy trends and overall economic conditions. Such allowance is, in the opinion of Management, adequate for expected losses in the current loan portfolio. As the estimates used in determining the loan loss reserve are influenced by outside factors, such as consumer payment patterns and general economic conditions, there is uncertainty inherent in these estimates. Actual results could vary based on future changes in significant assumptions.
Management disaggregates the Company’s loan portfolio by loan segment when evaluating loan performance and estimating the allowance for credit losses. Although most loans are similar in nature, the Company concluded that based on variations in loss experience (severity and duration) driven by product and customer type it is most relevant to segment the portfolio by loan product consisting of five different segments: live checks, premier loans, other consumer loans, real estate loans, and sales finance contracts.
The total segments are monitored for credit losses based on graded contractual delinquency and other economic conditions. The Company classifies delinquent accounts at the end of each month according to the Company’s graded delinquency rules which includes the number of installments past due at that time, based on the then-existing terms of the contract. Accounts are classified in delinquency categories of 30-59 days past due, 60-89 days past due, or 90 or more days past due based on the Company’s graded delinquency policy. When a loan meets the Company’s charge-off policy, the loan is charged off, unless Management directs that it be retained as an active loan. In making this charge-off evaluation, Management considers factors such as pending insurance, bankruptcy status and other indicators of collectability. The amount charged off is the unpaid balance less the unearned finance charges and the unearned insurance premiums, if applicable.
Management ceases accruing finance charges on loans that meet the Company’s non-accrual policy based on graded delinquency rules, generally when two payments remain unpaid on precomputed loans or when an interest-bearing loan is 60 days or more past due. Finance charges are then only recognized to the extent there is a loan payment received or when the account qualifies for return to accrual status. Accounts qualify for return to accrual status when the graded delinquency on a precomputed loan is less than two payments and on an interest-bearing loan when it is less than 60 days past due. There were no loans past due 60 days or more and still accruing interest at December 31, 2022 or December 31, 2021.
The Company’s Gross Balances on non-accrual loans by loan class at December 31, 2022 and 2021 are as follows:

Loan Class	December 31, 2022	December 31, 2021

Live Check Consumer Loans	$13,526,548	$6,254,394
Premier Consumer Loans	4,738,297	2,253,818
Other Consumer Loans	41,240,279	25,229,846
Real Estate Loans	1,869,737	1,286,609
Sales Finance Contracts	5,656,143	3,532,183
Total	$67,031,004	$38,556,850
An age analysis of Gross Balances past due, segregated by loan class, as of December 31, 2022 and 2021 is as follows:

December 31, 2022	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Total Past Due Loans

Live Check Loans	$6,216,951	$4,523,944	$8,232,387	$18,973,282
Premier Loans	2,164,484	1,301,917	2,415,621	5,882,022
Other Consumer Loans	24,681,141	14,373,393	26,817,773	65,872,307
Real Estate Loans	894,141	436,415	1,379,878	2,710,434
Sales Finance Contracts	4,256,920	2,066,105	3,315,491	9,638,516
Total	$38,213,637	$22,701,774	$42,161,150	$103,076,561

December 31, 2021	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Total Past Due Loans

Live Check Loans	$2,752,871	$2,446,703	$3,597,241	$8,796,815
Premier Loans	915,525	554,662	1,260,027	2,730,215
Other Consumer Loans	15,190,957	9,270,399	18,579,878	43,041,233
Real Estate Loans	656,780	440,155	1,117,924	2,214,859
Sales Finance Contracts	2,176,581	1,134,376	2,385,007	5,695,964
Total	$21,692,714	$13,846,295	$26,940,077	$62,479,086
While delinquency rating analysis is the primary credit quality indicator, we also consider the ratio of bankrupt accounts to the total loan portfolio in evaluating whether any qualitative adjustments were necessary to the allowance for credit losses. The ratio of bankrupt accounts to total principal loan balances outstanding at December 31, 2022 and December 31, 2021 was 1.25% and 1.27% respectively.
The Company considers the performance of the loan portfolio and its impact on the allowance for credit losses. For each segment in the portfolio, the Company also evaluates credit quality based on the aging status of the loan and by payment activity.
The following table presents the net balance (principal balance less unearned finance charges and unearned insurance) in each segment in the portfolio as of December 31, 2022 based on year of origination.

	Payment Performance – Principal Balance by Origination Year
	2022	2021	2020	2019	2018	Prior	Total Net Balance
	(in Millions)
Live Checks:
Performing	$117.5	$13.7	$2.1	$0.3	$—	$—	$133.6
Nonperforming	11.6	1.8	0.1	—	—	—	13.5
	$129.1	$15.5	$2.2	$0.3	$—	$—	$147.1
Premier Loans:
Performing	$65.9	$27.3	$6.8	$1.9	$0.5	$0.1	$102.5
Nonperforming	2.3	1.9	0.4	0.2	—	—	4.8
	$68.2	$29.2	$7.2	$2.1	$0.5	$0.1	$107.3
Other Consumer Loans:
Performing	$458.8	$122.5	$22.7	$7.3	$2.1	$0.5	$613.9
Nonperforming	23.8	14.0	2.2	0.9	0.2	0.1	41.2
	$482.6	$136.5	$24.9	$8.2	$2.3	$0.6	$655.1
Real Estate Loans:
Performing	$3.5	$12.6	$5.7	$5.0	$3.6	$4.3	$34.7
Nonperforming	0.1	0.7	0.4	0.3	0.2	0.2	1.9
	$3.6	$13.3	$6.1	$5.3	$3.8	$4.5	$36.6
Sales Finance Contracts:
Performing	$82.8	$35.1	$18.0	$3.5	$0.5	$0.1	$140.0
Nonperforming	2.1	2.0	1.2	0.3	0.1	—	5.7
	$84.9	$37.1	$19.2	$3.8	$0.6	$0.1	$145.7
Due to the composition of the loan portfolio, the Company determines and monitors the allowance for credit losses on a portfolio segment basis. As of December 31, 2022, a historical look back period of five quarters was utilized for live checks; six quarters for other consumer loans, premier loans, and sales finance contracts; and a look back period of five years was utilized for real estate loans. Expected look back periods are determined based on analyzing the history of each segment’s snapshot at a point in history and tracing performance until charge-offs are mostly exhausted. The Company addresses seasonality primarily through the use of an average in quarterly historical loss rates over a 4-quarter snapshot time span instead of using one specific snapshot quarter’s historical loss rates.
Determining a proper allowance for credit losses is a critical accounting estimate which involves Management’s judgment with respect to certain relevant factors, such as historical and expected loss trends, unemployment rates in various locales, delinquency levels, bankruptcy trends and overall general and industry specific economic conditions.
The Company considered factors such as rising energy, food and services prices and the potential market disruptions resulting from recent bank failures. The Company also considered the potential impact of increased central bank interest rates. Despite increase to the Federal Funds Rate, the economy has been resilient with unemployment remaining historically low. 1st Franklin loans are contracted at a fixed rate; therefore, borrowers will not be directly affected by rising interest rates.
Management determined that certain snapshot periods included in the estimation model benefited from government stimulus actions. 1st Franklin’s expected credit loss model incorporates periods that may have benefited from economic stimulus. Based on recent increased charge offs, increased delinquency and the aforementioned economic uncertainty, management concluded that an adjustment was required to sufficiently provide for expected credit losses. Management estimated an adjustment totaling $13.2 million by incorporating pre-pandemic loss rate curves to more recent loss experience as a proxy for current and expected economic conditions in the estimation model. The allowance for credit losses increased by $7.9 million to $75.2 million at December 31, 2022 compared to $67.3 million at December 31, 2021.
Segmentation of the portfolio began with the adoption of ASC 326 on January 1, 2020. The following table provides additional information on our allowance for credit losses based on a collective evaluation.

	2022
	Live Checks	Premier Loans	Other Consumer Loans	Real Estate Loans	Sales Finance Contracts	Total
	(in 000's)
Allowance for Credit Losses:
Balance at January 1, 2022	$10,649	$6,216	$44,646	$265	$5,535	$67,311
Provision for Credit Losses	24,044	4,452	47,976	(102)	7,918	84,288
Charge-offs	(23,207)	(5,630)	(61,787)	(28)	(7,353)	(98,005)
Recoveries	3,410	1,070	15,577	8	1,551	21,616
Ending Balance	$14,896	$6,108	$46,412	$143	$7,651	$75,210

	2021
	Live Checks	Premier Loans	Other Consumer Loans	Real Estate Loans	Sales Finance Contracts	Total
	(in 000's)
Allowance for Credit Losses:
Balance at January 1, 2021	$10,765	$5,838	$43,833	$267	$5,625	$66,328
Provision for Credit Losses	8,170	3,343	27,198	24	3,448	42,183
Charge-offs	(11,324)	(3,823)	(41,534)	(31)	(4,950)	(61,662)
Recoveries	3,038	858	15,149	5	1,412	20,462
Ending Balance	$10,649	$6,216	$44,646	$265	$5,535	$67,311
Troubled Debt Restructurings (TDRs)

TDRs are accounted for in accordance with the applicable guidance in ASC 310-40 Troubled Debt Restructurings by Creditors. TDRs represent loans on which the original terms have been modified as a result of the following conditions: (i) the restructuring constitutes a concession and (ii) the borrower is experiencing financial difficulties. Loan modifications by the Company involve payment alterations, interest rate concessions, and/or reductions in the amount owed by the customer. We do not consider TDRs as new loans because the restructuring is part of our ongoing effort to recover its investment in the original loan. The Company allows refinancing of delinquent loans on a case-by-case basis for those who satisfy certain eligibility requirements. The eligible customers can include those experiencing temporary hardships, lawsuits, or customers who have declared bankruptcy. In most cases, the loans that eligible for restructuring are between 90 and 180 days past due. We do not allow the amount of the new loan to exceed the original amount of the existing loan and we believe that refinancing the delinquent loans for certain customers provides the Company with an opportunity to increase its average loans outstanding and its interest, fees, and other income without experiencing a significant increase in loan losses. These refinancings also provide a resolution to temporary financial setbacks for these borrowers and sustain their credit rating.

Legal fees and other direct costs incurred by the Company during a restructuring are expensed when incurred. The effective interest rate for restructured loan is based on the original contractual rate, not the rate specified in the restructuring agreement. The modified loans are adjusted to be recorded at the value of expected cash flows to be received in the future. Modifications that lower the principal balance experience a direct charge off for the difference of the original and modified principal amount. Substantially all of the restructurings relate to fee and interest rate concessions. The Company only lowers the principal balance due in the event of a court order which are immaterial to each period presented.
The following table presents a summary of Gross Loans that were restructured during the year ended December 31, 2022.

Loan Class	Number of Loans	Pre-Modification Recorded Investment	Post-Modification Recorded Investment

Live Check Consumer Loans	6,238	$11,025,593	$10,869,297
Premier Consumer Loans	999	6,521,316	6,367,261
Other Consumer Loans	21,599	85,662,652	83,162,166
Real Estate Loans	26	238,274	236,228
Sales Finance Contracts	1,165	8,921,572	8,663,893
Total	30,027	$112,369,407	$109,298,845
TDRs that subsequently defaulted during the year ended December 31, 2022 are listed below.

Loan Class	Number of Loans	Pre-Modification Recorded Investment

Live Check Consumer Loans	2,252	$3,883,391
Premier Consumer Loans	182	1,065,631
Other Consumer Loans	5,196	13,211,867
Real Estate Loans	2	5,217
Sales Finance Contracts	183	1,060,841
Total	7,815	$19,226,947
The following table presents a summary of Gross Loans that were restructured during the year ended December 31, 2021.

Loan Class	Number of Loans	Pre-Modification Recorded Investment	Post-Modification Recorded Investment

Live Check Consumer Loans	2,303	$4,357,450	$4,265,687
Premier Consumer Loans	476	2,951,288	2,850,034
Other Consumer Loans	12,752	46,992,778	45,056,454
Real Estate Loans	28	346,960	346,735
Sales Finance Contracts	745	4,800,447	4,632,933
Total	16,304	$59,448,923	$57,151,843
TDRs that subsequently defaulted during the year ended December 31, 2021 are listed below.

Loan Class	Number of Loans	Pre-Modification Recorded Investment

Live Check Consumer Loans	844	$1,568,070
Premier Consumer Loans	99	516,895
Other Consumer Loans	3,094	7,082,463
Real Estate Loans	0	—
Sales Finance Contracts	142	613,181
Total	4,179	$9,780,609
The following table presents a summary of Gross Loans that were restructured during the year ended December 31, 2020.

Loan Class	Number of Loans	Pre-Modification Recorded Investment	Post-Modification Recorded Investment

Live Check Consumer Loans	2,127	$3,688,912	$3,588,117
Premier Consumer Loans	485	3,185,328	3,090,506
Other Consumer Loans	11,463	41,709,966	39,405,511
Real Estate Loans	39	465,759	453,611
Sales Finance Contracts	846	4,379,561	4,215,137
Total	14,960	$53,429,526	$50,752,882
TDRs that subsequently defaulted during the year ended December 31, 2020 are listed below.

Loan Class	Number of Loans	Pre-Modification Recorded Investment

Live Check Consumer Loans	787	$1,248,879
Premier Consumer Loans	92	480,080
Other Consumer Loans	2,735	5,523,962
Real Estate Loans	4	27,476
Sales Finance Contracts	183	475,188
Total	3,801	$7,755,585
The level of TDRs, including those which have experienced a subsequent default, is considered in the determination of an appropriate level of allowance for credit losses.